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CUSIP No. 713839 10 8

                                    EXHIBIT A
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                     DIRECTORS AND EXECUTIVE OFFICERS OF AMERICAN INTERNATIONAL GROUP, INC.

M. Bernard Aidinoff                 Director                      Retired Partner, Sullivan &    Sullivan & Cromwell LLP
                                                                  Cromwell LLP                   125 Broad Street
                                                                                                 New York, New York 10004

Pei-yuan Chia                       Director                      Retired Vice Chairman,         c/o 70 Pine Street
                                                                  Citicorp and Citibank, N.A.    New York, New York 10270

Marshall A. Cohen                   Director                      Counsel, Cassels, Brock &      Cassels, Brock & Blackwell
                                                                  Blackwell                      40 King Street West
                                                                                                 20th Floor
                                                                                                 Toronto, Ontario M5H 3C2

William S. Cohen                    Director                      Chairman and Chief Executive   The Cohen Group
                                                                  Officer, The Cohen Group       1200 19th St., N.W.
                                                                                                 Suite 400
                                                                                                 Washington, D.C. 20036

Martin S. Feldstein                 Director                      Professor of Economics,        National Bureau of Economic
                                                                  Harvard University;            Research, Inc.
                                                                  President and CEO, National    1050 Massachusetts Avenue
                                                                  Bureau of Economic Research    Cambridge, Massachusetts 02138

Ellen V. Futter                     Director                      President, American Museum     American Museum of Natural History
                                                                  of Natural History             Central Park West at 79th Street
                                                                                                 New York, New York 10024

Steven L. Hammerman                 Director                      Retired; Former Deputy         c/o 70 Pine Street
                                                                  Commissioner for Legal         New York, New York 10270
                                                                  Matters for the New York
                                                                  Police Department and Vice
                                                                  Chairman, Merrill
                                                                  Lynch & Co., Inc.

Carla A. Hills                      Director                      Chairman and CEO,              Hills & Company
                                                                  Hills & Company                901 15th Street, N.W.
                                                                                                 Washington, DC 20005

Richard C. Holbrooke                Director                      Vice Chairman, Perseus LLC     Perseus LLC
                                                                                                 1235 Avenue of the Americas
                                                                                                 New York, New York, 10019

Donald P. Kanak                     Director and Executive        Executive Vice Chairman &      70 Pine Street
                                    Officer                       Chief Operating Officer        New York, New York 10270

George L. Miles                     Director                      President and Chief            4802 Fifth Avenue
                                                                  Executive Officer,             Pittsburgh, Pennsylvania 15213
                                                                  WQED Multimedia
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CUSIP No. 713839 10 8

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
Morris W. Offit                     Director                      Co-Chief Executive Officer,    65 East 55th Street
                                                                  Offit Hall Capital             New York, New York 10022
                                                                  Management LLC

Martin J. Sullivan                  Director and Executive        President and Chief            70 Pine Street
                                    Officer                       Executive Officer              New York, New York 10270

Michael H. Sutton                   Director                      Consultant; Former Chief       c/o 70 Pine Street
                                                                  Accountant of the United       New York, New York 10270
                                                                  States Securities and
                                                                  Exchange Commission

Edmund S.W. Tse                     Director and Executive        Senior Vice Chairman - Life    American International Assurance
                                    Officer                       Insurance                      Co., Ltd.
                                                                                                 1 Stubbs Road
                                                                                                 Hong Kong

Frank G. Zarb                       Director                      Chairman, Frank Zarb           375 Park Avenue
                                                                  Associates, LLC;               New York, New York 10152
                                                                  Senior Advisor, Hellman &
                                                                  Friedman LLC

Thomas R. Tizzio                    Executive Officer             Senior Vice Chairman -         70 Pine Street
                                                                  General Insurance              New York, New York 10270

Dr. Jacob A. Frenkel                Executive Officer             Vice Chairman - Global         70 Pine Street
                                                                  Economic Strategies            New York, New York 10270

Frank G. Wisner                     Executive Officer             Vice Chairman - External       70 Pine Street
                                                                  Affairs                        New York, New York 10270

Steven J. Bensinger                 Executive Officer             Executive Vice President &     70 Pine Street
                                                                  Chief Financial Officer        New York, New York 10270

Rodney O. Martin, Jr.               Executive Officer             Executive Vice President -     2929 Allen Parkway
                                                                  Life Insurance                 Houston, Texas 77019

Kristian P. Moor                    Executive Officer             Executive Vice President -     70 Pine Street
                                                                  Domestic General Insurance     New York, New York 10270

Win J. Neuger                       Executive Officer             Executive Vice President &     70 Pine Street
                                                                  Chief Investment Officer       New York, New York 10270

R. Kendall Nottingham               Executive Officer             Executive Vice President -     70 Pine Street
                                                                  Life Insurance                 New York, New York 10270

Robert B. Sandler                   Executive Officer             Executive Vice President -     70 Pine Street
                                                                  Domestic Personal Lines        New York, New York 10270

Nicholas C. Walsh                   Executive Officer             Executive Vice President -     70 Pine Street
                                                                  Foreign General Insurance      New York, New York 10270

Jay S. Wintrob                      Executive Officer             Executive Vice President -     AIG Retirement Services, Inc.
                                                                  Retirement Services            1999 Avenue of the Stars
                                                                                                 Los Angeles, California 90067
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CUSIP No. 713839 10 8

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
William N. Dooley                   Executive Officer             Senior Vice President -        70 Pine Street
                                                                  Financial Services             New York, New York 10270

Axel I. Freudmann                   Executive Officer             Senior Vice President -        70 Pine Street
                                                                  Human Resources                New York, New York 10270

David L. Herzog                     Executive Officer             Senior Vice President &        70 Pine Street
                                                                  Comptroller                    New York, New York 10270

Robert E. Lewis                     Executive Officer             Senior Vice President &        70 Pine Street
                                                                  Chief Risk Officer             New York, New York 10270

Ernest T. Patrikis                  Executive Officer             Senior Vice President &        70 Pine Street
                                                                  General Counsel                New York, New York 10270

Michael E. Roemer                   Executive Officer             Senior Vice President &        70 Pine Street
                                                                  Director of Internal Audit     New York, New York 10270

Brian T. Schreiber                  Executive Officer             Senior Vice President -        70 Pine Street
                                                                  Strategic Planning             New York, New York 10270

Richard W. Scott                    Executive Officer             Senior Vice President -        70 Pine Street
                                                                  Investments                    New York, New York 10270

Kathleen E. Shannon                 Executive Officer             Senior Vice President and      70 Pine Street
                                                                  Secretary                      New York, New York 10270

Keith Duckett                       Executive Officer             Vice President -               70 Pine Street
                                                                  Administration                 New York, New York 10270

Robert A. Gender                    Executive Officer             Vice President & Treasurer     70 Pine Street
                                                                                                 New York, New York 10270

Charlene M. Hamrah                  Executive Officer             Vice President & Director of   70 Pine Street
                                                                  Investor Relations             New York, New York 10270

Peter K. Lathrop                    Executive Officer             Vice President & Director of   70 Pine Street
                                                                  Taxes                          New York, New York 10270

Eric N. Litzky                      Executive Officer             Vice President - Corporate     70 Pine Street
                                                                  Governance                     New York, New York 10270

Steven A. Rautenberg                Executive Officer             Vice President -               70 Pine Street
                                                                  Communications                 New York, New York 10270

Christopher D. Winans               Executive Officer             Vice President - Media         70 Pine Street
                                                                  Relations                      New York, New York 10270
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CUSIP No. 713839 10 8

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                                                  DIRECTORS AND EXECUTIVE OFFICERS OF
                                       NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

M. Bernard Aidinoff                 Director                      Retired Partner                Sullivan & Cromwell
                                                                                                 125 Broad Street
                                                                                                 New York, New York 10004

Steven J. Bensinger                 Director                      Executive Vice President and   70 Pine Street
                                                                  Chief Financial Officer, AIG   New York, New York 10270

Charles H. Dangelo                  Director and Executive        Vice President - Senior        70 Pine Street
                                    Officer                       Reinsurance Officer, AIG       New York, New York 10270

David L. Herzog                     Director                      Senior Vice President and      70 Pine Street
                                                                  Comptroller, AIG               New York, New York 10270

John W. Keogh                       Director and Executive        President and Chief            70 Pine Street
                                    Officer                       Executive Officer              New York, New York 10270

Robert E. Lewis                     Director                      Senior Vice President-Chief    70 Pine Street
                                                                  Credit Risk Officer, AIG       New York, New York 10270

Kristian P. Moor                    Director and Executive        Executive Vice President -     70 Pine Street
                                    Officer                       Domestic General Insurance,    New York, New York 10270
                                                                  AIG

Win J. Neuger                       Director and Executive        Executive Vice President &     70 Pine Street
                                    Officer                       Chief Investment Officer, AIG  New York, New York 10270

Ernest T. Patrikis                  Director and Executive        Senior Vice President &        70 Pine Street
                                    Officer                       General Counsel, AIG           New York, New York 10270

Robert M. Sandler                   Director and Executive        Executive Vice President,      70 Pine Street
                                    Officer                       Senior Casualty Actuary, AIG   New York, New York 10270

Robert S. Schimek                   Director and Executive        Senior Vice President and      70 Pine Street
                                    Officer                       Treasurer                      New York, New York 10270

Nicholas S. Tyler                   Director                      Vice President-Foreign         70 Pine Street
                                                                  General Insurance, AIG         New York, New York 10270


Nicholas C. Walsh                   Director  and Executive       Executive Vice                 70 Pine Street
                                    Officer                       President-Foreign General      New York, New York 10270
                                                                  Insurance, AIG

Gregory J. Flood                    Executive Officer             Executive Vice President and   70 Pine Street
                                                                  Chief Operating Officer        New York, New York 10270

John R. Benedetto                   Executive Officer             Senior Vice President          70 Pine Street
                                                                                                 New York, New York 10270
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CUSIP No. 713839 10 8

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
Christopher V. Blum                 Executive Officer             Senior Vice President          70 Pine Street,
                                                                                                 New York, New York 10270

Frank H. Douglas                    Executive Officer             Senior Vice President, AIG     70 Pine Street
                                                                                                 New York, New York 10270

Neil A. Faulkner                    Executive Officer             Senior Vice President          70 Pine Street
                                                                                                 New York, New York 10270

Heather Fox                         Executive Officer             Senior Vice President and      70 Pine Street
                                                                  Chief Underwriting Officer     New York, New York 10270

Irwin H. Goldfarb                   Executive Officer             Senior Vice President          70 Pine Street
                                                                                                 New York, New York 10270

Kenneth V. Harkins                  Executive Officer             Senior Vice President &        70 Pine Street
                                                                  General Counsel                New York, New York 10270

Brian R. Inselberg                  Executive Officer             Senior Vice President          70 Pine Street
                                                                                                 New York, New York 10270

Paul Lavelle                        Executive Officer             Senior Vice President          70 Pine Street
                                                                                                 New York, New York 10270

Peter J. McKenna                    Executive Officer             Senior Vice President          70 Pine Street
                                                                                                 New York, New York 10270

Scott A. Meyer                      Executive Officer             Senior Vice President          70 Pine Street
                                                                                                 New York, New York 10270

John A. Rudolf                      Executive Officer             Senior Vice President          70 Pine Street
                                                                                                 New York, New York 10270

Charles R. Schader                  Executive Officer             Senior Vice President -        70 Pine Street
                                                                  Worldwide Claims, AIG          New York, New York 10270

Michael W. Smith                    Executive Officer             Senior Vice President          70 Pine Street
                                                                                                 New York, New York 10270

Mark T. Willis                      Executive Officer             Vice President-Domestic        70 Pine Street
                                                                  General Insurance, AIG         New York, New York 10270

Douglas M. Worman                   Executive Officer             Senior Vice President          70 Pine Street
                                                                                                 New York, New York 10270
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CUSIP No. 713839 10 8

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                                 DIRECTORS AND EXECUTIVE OFFICERS OF STARR INTERNATIONAL COMPANY, INC.

Maurice R. Greenberg                Chairman of the Board and     Chairman of the Board and      399 Park Avenue
                                    Director                      Director, Starr                17th Floor
                                                                  International Company, Inc.    New York, New York 10022
                                                                  and C.V. Starr & Co., Inc.;
                                                                  Chief
                                                                  Executive Officer, C.V.
                                                                  Starr & Co., Inc.; Trustee
                                                                  of C.V. Starr & Co., Inc.
                                                                  Trust;
                                                                  Member, Director and
                                                                  Chairman of the Board, The
                                                                  Starr Foundation

Edward E. Matthews                  Managing Director             Managing Director, Starr       399 Park Avenue
                                                                  International Company, Inc.;   17th Floor
                                                                  Director and President, C.V.   New York, New York 10022
                                                                  Starr & Co., Inc.; Trustee,
                                                                  C.V. Starr & Co., Inc.
                                                                  Trust; Member and Director,
                                                                  The Starr Foundation

L. Michael Murphy                   President and Director        President and Director,        Mercury House
                                                                  Starr International Company,   101 Front Street,
                                                                  Inc.                           Hamilton HM12, Bermuda

Houghton Freeman                    Director                      President, Freeman             499 Taber Hill Road
                                                                  Foundation                     Stowe, VT 05672

Howard I. Smith                     Director                      Vice Chairman-Finance and      399 Park Avenue
                                                                  Secretary, C.V. Starr & Co.,   17th Floor
                                                                  Inc.                           New York, NY 10022

John J. Roberts                     Director                      Senior Advisor, American       Concordia Farms
                                                                  International Group, Inc.      P.O. Box 703
                                                                                                 Easton, MD 21601

Ernest Stempel                      Director                      Senior Advisor and Honorary    70 Pine Street
                                                                  Director, American             New York, NY 10270
                                                                  International Group, Inc.

Cesar Zalamea                       Director                      President and Chief            Suite 1405-7
                                                                  Executive Officer, Starr       Two Exchange Square
                                                                  International Company (Asia)   8 Connaught Place
                                                                  Limited                        Central, Hong Kong
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CUSIP No. 713839 10 8


                                      DIRECTORS AND EXECUTIVE OFFICERS OF C.V. STARR & CO., INC.

Maurice R. Greenberg                Chairman of the Board,        (See above)                    (See above)
                                    Director and Chief
                                    Executive Officer

Howard I. Smith                     Vice Chairman-Finance and     (See above)                    (See above)
                                    Secretary

Edward E. Matthews                  President and Director        (See above)                    (See above)

J. Christopher Flowers              Director                      Chairman of the Board of       717 Fifth Avenue
                                                                  Directors, J.C. Flowers and    26th Floor
                                                                  Co. LLC                        New York, NY 10022

Houghton Freeman                    Director                      (See above)                    (See above)

Thomas Kempner                      Director                      Chairman and Chief Executive   61 Broadway
                                                                  Officer of Loeb Partners       Room 2450
                                                                  Corporation                    New York, NY 10006

John J. Roberts                     Director                      (See above)                    (See above)

Cesar Zalamea                       Director                      (See above)                    (See above)
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